UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2013

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

GOLDEN STATE WATER COMPANY

(Exact name of registrant as specified in its charter)

Registrant’s telephone number, including area code: (909) 394-3600

California	001-12008	95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California (Address of principal executive offices)	91773 (Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2013, the Compensation Committee of the Board of Directors approved performance awards in the form of restricted stock units for Robert J. Sprowls, President and Chief Executive Officer of American States Water Company and its subsidiaries, Denise L. Kruger, Senior Vice President-Regulated Utilities for Golden State Water Company, McClellan Harris III, Senior Vice President and Assistant Secretary of American States Utility Services, Inc., Eva G. Tang, Senior Vice President-Finance, Chief Financial Officer and Corporate Secretary of American States Water Company and its subsidiaries and Treasurer of American States Water Company, and Patrick R. Scanlon, Vice President - Water Operations for Golden State Water Company.  The target amount of the performance award to Mr. Sprowls is 6,451 restricted stock units. The target amount of the performance award to each of Ms. Kruger, Mr. Harris and Ms. Tang is 956 restricted stock units.  The target amount of the performance award to Mr. Scanlon is 746 restricted stock units.

The awards vest on December 31, 2013, 2014 and 2015 in the percentages of 33%, 33% and 34%, respectively, subject to certification by the Compensation Committee that the applicable performance criteria have been satisfied at the end of the earlier of (i) a three-year performance period, (ii) the death or disability of the executive, or (iii) a change in control of the Company. Each executive officer will be entitled to receive common shares equal to the amount of restricted stock units earned at the end of the performance period. Each of the executive officers will also be entitled to receive dividends payable in additional restricted stock units equal to the amount of dividends payable on an equivalent number of the Company’s common shares to the extent that the underlying restricted stock units are earned

Each of the performance criteria set forth in the form of performance award agreement attached as Exhibit 10.1 apply to the performance award granted to Mr. Sprowls and Ms. Tang.  The total shareholder return and Golden State Water Company operating expense control criteria apply to the performance award granted to Ms. Kruger and Mr. Scanlon.  The total shareholder return and ASUS cumulative net earnings criteria apply to Mr. Harris.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following document is filed as an Exhibit to this Report:

Exhibit 10.1    Form of Performance Award Agreement *

*Management contract or compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY:

Date: March 15, 2013	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer

GOLDEN STATE WATER COMPANY:

/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer and Secretary